UNITED STATES
SECURITIES AND EXCHANGE COMMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2014

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FIRST NBC BANK HOLDING COMPANY
(Exact name of registrant as specified in its charter)
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Louisiana	001-35915	14-1985604
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 Baronne Street New Orleans, Louisiana		70112
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (504) 566-8000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

First NBC Bank Holding Company (“Company”) has announced that Ashton J. Ryan, Jr., its Chairman, Chief Executive Officer and President, will make a presentation regarding the Company to investors at the Sandler O'Neill + Partners, L.P. 2014 East Coast Financial Services Conference to be held Wednesday, November 12, 2014 and Thursday November 13, 2014 at the Ritz-Carlton Resort in Naples, Florida.  The slides attached to this report as Exhibit 99.1 were prepared for the presentation.

The information in this report is being furnished, not filed, pursuant to Regulation FD.  Accordingly, the information in Items 7.01 and 9.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

The exhibit to this report may include certain statements concerning expectations for the future that are forward-looking statements as defined by federal securities law.  It is important to note that the Company’s actual results could differ materially from those projected in such forward-looking statements.  Factors that could affect those results include those mentioned in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and other documents that the Company has filed with the Securities and Exchange Commission.  The Company does not intend to update these statements unless required by the securities laws to do so, and the Company undertakes no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Investor presentation slides to be used on November 12 and 13, 2014 at the Sandler O'Neill + Partners, L.P. 2014 East Coast Financial Services Conference.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  November 13, 2014

FIRST NBC BANK HOLDING COMPANY

By:	/s/ Ashton J. Ryan, Jr.
Ashton J. Ryan, Jr.
Chairman, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor presentation slides to be used on November 12 and 13, 2014 at the Sandler O'Neill + Partners, L.P. 2014 East Coast Financial Services Conference.